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[LAWRENCE SAVINGS BANK LETTERHEAD]

May 25, 2000

Mr. Robert P. Perreault
30 Riverview Avenue
Methuen, MA  01844

Dear Bob:

Your special termination agreement dated May 9, 1986 is hereby amended as follows:

     Section 2 Change in Control, line 15 - "twenty-five percent (25%)" is hereby stricken and fifteen percent (15%) is inserted in its place.

                                   Execution
Upon execution below by all parties, this Agreement will enter in full force and effect on the effective date below:

LAWRENCE SAVINGS BANK

/s/ THOMAS J. BURKE                     /s/ ROBERT P. PERREAULT
---------------------------------       -----------------------------------
Thomas J. Burke, Chairman               Robert P. Perreault

/s/ EUGENE A. BELIVEAU                       5-25-00
---------------------------------       -----------------------------------
Eugene A. Beliveau                      Effective Date

/s/ KATHLEEN I. BOSHAR
---------------------------------
Kathleen I. Boshar

/s/ MALCOLM W. BRAWN
---------------------------------
Malcolm W. Brawn

/s/ BYRON R. CLEVELAND, JR.
---------------------------------
Byron R. Cleveland, Jr.

/s/ NEIL H. CULLEN
---------------------------------
Neil H. Cullen

/s/ RICHARD HART HARRINGTON
---------------------------------
Richard Hart Harrington

/s/ ROBERT F. HATEM
---------------------------------
Robert F. Hatem

/s/ MARSHA A. MCDONOUGH
---------------------------------
Marsha A. McDonough

/s/ PAUL A. MILLER
---------------------------------
Paul A. Miller